1 Unless otherwise specified, comparisons in this presentation are between 1Q23 and 1Q24. First Quarter 2024 Financial and operating results for the period ended March 31, 2024 April 29, 2024 Exhibit 99.3

2 Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on April 29, 2024, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date. Forward-Looking Statements This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes the measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – Financials – SEC Filings” section of CNO’s website, CNOinc.com. Non-GAAP Measures IMPORTANT LEGAL INFORMATION

3 OUR PURPOSE We secure the future of middle-income America. OUR MISSION We secure the future of middle-income America by providing insurance and financial services that help protect their health, income and retirement needs, while building enduring value for all our stakeholders.

4 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. 2 Pre-tax. Operational Highlights  7th consecutive quarter of strong sales momentum – Total new annualized premium (NAP) up 8% – Sales growth in nearly all product categories  Total producing agent count (PAC) up 10%, 5th consecutive quarter of growth  Growth in brokerage and advisory for the 4th consecutive quarter  Recent new product introductions meaningfully contributing to growth Financial Highlights QUARTER IN REVIEW Strong start to 2024, continuing track record of sustainable growth  Operating EPS1 of $0.52 – Favorable total net investment income and insurance product margin, offset by $24.3 million2 of net unfavorable mark-to-market impacts on real estate partnerships within the alternative investment portfolio  New money rate above 6% for the 5th consecutive quarter  Capital and liquidity remain above target levels  Returned $57 million to shareholders  Book value per diluted share excluding AOCI1 was $34.97, up 10%

GROWTH SCORECARD

Expanded scorecard demonstrates sustained results across 3 core areas

		2023					2024	Change
		1Q	2Q	3Q	4Q	FY	1Q	vs 1Q23
PRODUCTION	**New Annualized Premiums**[1]	**$96.6**	**$98.7**	**$98.3**	**$96.1**	**$389.7**	**$104.5**	**8.2%**
	Consumer	85.7	85.6	83.1	81.8	336.2	91.5	6.8%
	Worksite	10.9	13.1	15.2	14.3	53.5	13.0	19.3%
	Annuity Collected Premiums	**$370.9**	**$401.8**	**$372.2**	**$438.3**	**$1,583.2**	**$393.3**	**6.0%**
	Fee Revenue[2]	**$51.3**	**$29.4**	**$27.9**	**$69.0**	**$177.6**	**$50.5**	**-1.6%**
	Policyholder and Client Assets	**$13,844**	**$14,272**	**$14,357**	**$14,804**	**--**	**$15,169**	**9.6%**
	Annuity Account Values	11,234	11,344	11,452	11,636	--	11,723	4.4%
	Client Assets in BD and Advisory[3]	2,610	2,928	2,905	3,168	--	3,446	32.0%
DISTRIBUTION	**Producing Agent Counts**	**4,273**	**4,589**	**4,588**	**4,573**	**--**	**4,690**	**9.8%**
	Consumer	3,985	4,279	4,267	4,224	--	4,322	8.5%
	Worksite	288	310	321	349	--	368	27.8%
INVESTMENTS & CAPITAL	**Average Book Value of Investments & Cash**	**$26,802**	**$26,900**	**$27,288**	**$27,649**	**--**	**$27,897**	**4.1%**
	Average Yield on Allocated Investments	**4.62%**	**4.65%**	**4.69%**	**4.68%**	**4.66%**	**4.70%**	**8 bps**
	New Money Rate	6.34%	6.32%	6.03%	6.92%	--	6.17%	-17 bps
	Book Value per Diluted Share x AOCI	**$31.82**	**$32.34**	**$33.75**	**$33.94**	**--**	**$34.97**	**9.9%**
	2-year CAGR	13.5%	13.9%	14.6%	12.4%	--	11.1%	--

(dollars in millions)

1 Measured as 100% of new life and health annualized premiums, except for single premium whole life deposits, which are measured at 10% of annualized premium.

2 Represents fee revenue from the sales of third-party insurance products; fees generated by our broker-dealer and registered investment advisor; fee revenue earned by Optavise.

3 Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts.

CNO FINANCIAL GROUP

5

CONSUMER DIVISION UPDATE

Strong execution delivering consistent and sustainable sales growth; 6th consecutive quarter of sales growth

Operational Highlights

- Life and Health NAP up 7%
- Health NAP up 22%, Medicare Supplement NAP up 24%, LTC NAP up 71%
- Medicare Advantage policies sold up 38%
- Annuity collected premium up 6% and account value up 4%
- Client assets in brokerage and advisory up 32% to a record $3.4B
  - New accounts up 8%

Distribution Highlights

- PAC up 8%, 5th consecutive quarter of growth
- Recruiting up 12%, 7th consecutive quarter of growth
- Disciplined and opportunistic approach to D2C advertising spend
- NAP generated from web/digital channels up 13%, now represents ~25% of total D2C

1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure.

CNO FINANCIAL GROUP 6

71 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. WORKSITE DIVISION UPDATE Insurance sales momentum continuing; 8th consecutive quarter of PAC growth  Life and Health NAP up 19% – At least +15% growth in 7 of the last 8 quarters  New products driving growth – Accident product launched mid-2023, up 43% – Critical Illness product launched 4Q23 is building momentum, up 5%  Fee sales up 9% over prior year  New group clients up 65%  PAC up 28%, first-year PAC up 36% – Proprietary agent referral program continued to drive growth  Continued success with geographic expansion, contributing 40% of NAP growth in the quarter  Investing in technology to modernize the delivery of sales training and development Operational Highlights Distribution Highlights

81 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. $57.5$58.6Net operating income1 110.8114.5 Weighted average shares outstanding (in millions) $0.51 $0.52 Net operating earnings per share1 First Quarter 2024 (dollars in millions, except where noted) Earnings Results FINANCIAL HIGHLIGHTS Solid earnings; Strong underwriting margin and NII allocated to products 1Q23 1Q24  Operating EPS1 of $0.52 — Strong insurance product margins driven by Health and Life — NII allocated to products benefiting from 5 consecutive quarters of NMRs >6% and growing asset base — VII lower due principally to net unfavorable mark-to-market on certain real estate LP investments within our alternative investment portfolio (see slide 12)  Solid free cash flow generation  Strong capital position  $40 million of share repurchases  Operating ROE1 excluding significant items, as adjusted, of 8.5%. As reported Operating ROE1 of 9.7%

9 1Q23 2Q23 3Q23 4Q23 1Q24 Annuity $57.3 $57.1 $57.0 $50.7 $52.0 Fixed indexed annuities $46.5 $47.6 $47.2 $41.5 $43.4 Fixed interest annuities $9.1 $8.7 $8.4 $7.7 $7.6 Other annuities $1.7 $0.8 $1.4 $1.5 $1.0 Health $116.5 $108.2 $123.2 $124.1 $123.0 Supplemental health $63.3 $59.9 $62.8 $66.5 $65.4 Medicare supplement $26.1 $32.3 $37.2 $31.9 $26.5 Long-term care $27.1 $16.0 $23.2 $25.7 $31.1 Life $47.4 $57.9 $59.8 $65.9 $54.6 Interest sensitive life $22.8 $24.1 $22.9 $25.0 $22.5 Traditional life $24.6 $33.8 $36.9 $40.9 $32.1 Total Margin $221.2 $223.2 $240.0 $240.7 $229.6 (dollars in millions) Insurance Product Margin Excluding Significant Items1 1 Excludes $12.9 million favorable annuity unlocking, $22.3 million favorable health unlocking and $1.3 million unfavorable life unlocking in 4Q23. See the Appendix for a reconciliation to the corresponding GAAP measure. Annuity margin  Elevated surrenders – due to interest rate environment  FIA – moderating spreads Health margin  Supplemental Health – growth in the block  LTC – favorable benefits and growth in the block Life margin  Traditional Life – growth in the block and lower nondeferrable advertising expense Highlights INSURANCE PRODUCT MARGIN Diverse product portfolio delivers strong underwriting margin

INVESTMENT RESULTS

NII allocated to products benefiting from strong NMRs and growing asset base; 1Q24 VII below long-term expectation

Investment Income Allocated to Product Lines


+4.1%
$300.0
$200.0
$100.0
$-
$235.7
$245.3
1Q 2023
1Q 2024

- Average yield on allocated investments of 4.70% vs. 4.62% in 1Q23
- Average net insurance liabilities[2] up 2.3%

Investment Income Not Allocated to Product Lines


$300.0
$200.0
$100.0
$-
-20.6%
$15.5
$12.3
1Q 2023
1Q 2024

- Net unfavorable mark-to-market on real estate partnerships drove $24mm alternative investment loss, below 1Q24 expectation of $14 – $16mm (see slide 12)
- Favorable FHLB and FABN margins and asset quality

Total Net Investment Income[1]


+2.5%
$300.0
$200.0
$100.0
$-
$251.2
$257.6
1Q 2023
1Q 2024

- New money rate of 6.17%, compared to 6.92% in 4Q23 and 6.34% in 1Q23
- Average book value of invested assets up 4.1%; 7th consecutive quarter of book yield increase
- Earned yield of 4.06%, compared to 4.49% in 4Q23 and 4.22% in 1Q23

Annuity | Health | Life | Not allocated

(dollars in millions)

1 Reflects sum of allocated and non-allocated investment income. Refer to pages 15-18 of the financial supplement for more information on the components of net investment income.

2 Net insurance liabilities for the purpose of allocating investment income to product lines are equal to: (i) policyholder account balances for annuity products; (ii) total reserves before the fair value adjustments reflected in accumulated other comprehensive income (loss), if applicable, for all other products; less (iii) amounts related to reinsurance business; (iv) deferred acquisition costs; (v) the present value of future profits; and (vi) the value of unexpired options credited to insurance liabilities.

CNO FINANCIAL GROUP

10

11 1 Fair Value as of 3/31/2024 PORTFOLIO COMPOSITION High-quality portfolio driving higher and consistent NII allocated to product Highlights General Approach  Positioned for stable performance across credit cycles  Focus on quality - margin against adverse development  Low impairments through multiple cycles  Embedded asset liability management  Opportunistic investments protect/grow book yield and core earnings power IG Corporates, 42.5% Non-Agency RMBS, 6.2% Mortgage Loans, 7.4% HY Corporates, 2.0% CMBS, 8.7% Municipals, 10.3% ABS, 5.7% Govts/Agency, 3.8% CLO, 4.4% Equities, 0.5% Other, 3.2% Alternatives, 2.5% Policy Loans, 0.5% Cash, 2.5% $26 Billion of Invested Assets1  High degree of liquidity: 60% of portfolio in corporate and government bonds  Up-in-quality positioning over past 12 months — “BBB” allocation reduced by 250 bps — “A” and better allocation increased by 270 bps  Strong credit risk profile — Capital efficient: 97% rated NAIC 1 or 2 — Portfolio average rating A — Significant credit enhancement in structured products including CMBS — Diversified commercial and residential mortgage allocation

12 Private Equity, 17% Private Credit, 25% Institutional Real Estate Funds, 20% Real Estate Partnerships, 14% Infrastructure, 7% COLI, 16% Hedge Funds, 1% (dollars in millions) ALTERNATIVES ALLOCATION Book Value LTM Distribution Quarterly Distribution Equity Pickup Private Credit $159 $23 $8 -$2 Institutional Real Estate Funds 129 9 3 -1 Private Equity 110 33 1 2 COLI 100 0 0 0 Real Estate Partnerships 86 11 2 -25 Infrastructure 44 3 0 2 Hedge Fund 4 1 0 0 Total Alternatives $631 $80 $14 -$24 Solid real estate alternative historical performance; Real estate partnerships impacted by net unfavorable mark-to-market in 1Q24; Affected asset base is small and contained Results Real Estate Partnerships  Annual appraisals reflected higher cap rates due to market conditions causing mark-to-market impact  100% leased to IG institutional tenants including notable Fortune 100 companies with long-term, non-cancellable leases  Property level operating performance continues to meet expectations, producing stable cash distributions to CNO  Manageable nominal book value asset base, impacts contained

CAPITAL AND LIQUIDITY OVERVIEW

Capital and liquidity remain above target levels

Consolidated Risk Based Capital (RBC) Ratio[1]


386%
384%
402%
391%
2021
2022
2023
1Q 2024

- Target consolidated RBC ratio of approximately 375%
- RBC variability expected in periods of market volatility

Holding Company Liquidity


$249
$167
$256
$223
2021
2022
2023
1Q24

- Target minimum holding company liquidity of $150 million
- Liquidity backstopped by $250 million undrawn revolver
- No outstanding debt maturities until 2025

Debt to Capital[2]


25.6%
23.4%
23.1%
22.9%
2021
2022
2023
1Q24

- Target leverage of 25 - 28%
- Debt covenant ceiling of 35%
- $355 million in debt capacity to top of target leverage range

(dollars in millions)

1 The ratio of the combined capital of the insurance companies to the minimum amount of capital appropriate to support the overall business operations, as determined based on the methodology developed by the National Association of Insurance Commissioners.

2 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure.

CNO FINANCIAL GROUP

13

14 Earnings  Operating EPS range of $3.10 - $3.30  18.8% – 19.2% expense ratio  ~23% effective tax rate  $140 – $200 million of excess cash flow to holding company  375% consolidated RBC ratio target  Minimum $150 million in holding company liquidity  Target leverage of 25% – 28% Free Cash Flow / Excess Capital 2024 OUTLOOK No change to guidance Guidance excludes significant items

15 4 5 3 2 1 Exclusive focus on underserved middle-income market Significant demographic tailwinds Diverse and integrated "last mile" virtual and in-person model Sustainable growth initiatives in place Strong balance sheet and solid free cash flow generation WHY INVEST IN CNO

16 Questions and Answers

17  Cash Flow Profile Slide 18  Broker-Dealer/Registered Investment Advisor Slide 19  Expense Ratio Slide 20  New Money Rate Walk Slide 21  New Money Summary Slide 22  Commercial Mortgage Loans Slide 23  Commercial Mortgage-Backed Securities Slide 24  Long-Term Care Insurance Slide 25  Tax Asset Summary Slide 26 Appendix 1: Quarter in Review

18 1 Cash flows exclude acquisitions, dividend payments, stock repurchases, and financing transactions. (dollars in millions) 1Q23 1Q24 1Q23 1Q24 Holding Company Cash Flows: Net Dividends (Contributions) from/to Subsidiaries 34.2$ 43.3$ 121.3$ 261.8$ Management Fees 30.2 30.9 121.0 116.8 Surplus Debenture Interest 15.9 17.6 62.7 83.7 Earnings on Corporate Investments 4.3 5.4 11.9 16.1 Other (16.8) (28.5) 0.6 (6.4) Holding Company Sources of Cash 1 67.8 68.7 317.5 472.0 Holding Company Expenses and Other (34.5) (25.8) (79.5) (70.9) Intercompany Tax Receipts (Payments) (3.9) 2.9 (37.2) 35.4 Tax Payments (5.3) (9.5) (14.6) (52.2) Interest Payments (2.1) (2.1) (60.8) (60.8) Excess Cash Flow to Holding Company 1 22.0 34.2 125.4 323.5 Share Repurchases (14.6) (49.8) (94.5) (189.8) Dividend Payments to Stockholders (17.0) (17.3) (65.7) (68.4) Net Change in Holding Company Cash and Investments (9.6) (32.9) (34.8) 65.3 Cash and Investments, Beginning of Period 167.1 255.6 192.3 157.5 Cash and Investments, End of Period 157.5$ 222.8$ 157.5$ 222.8$ For the Quarter Trailing Twelve Months CASH FLOW PROFILE

BROKER-DEALER/REGISTERED INVESTMENT ADVISOR

Account values up 32% YoY; Record $3.4 billion in client assets

		2023				2024
		1Q	2Q	3Q	4Q	1Q
Net New Client Assets in Brokerage and Advisory[1]	Brokerage	$ 7.9	$ (4.2)	$ 16.7	$ (1.0)	$ 10.5
	Advisory	54.2	41.8	47.8	18.7	57.7
	Total	$ 62.1	$ 37.6	$ 64.5	$ 17.7	$ 68.2
Client Assets in Brokerage and Advisory[1] at end of period	Brokerage	$ 1,563.5	$ 1,626.1	$ 1,597.6	$ 1,729.8	$ 1,855.6
	Advisory	1,046.6	1,302.0	1,307.6	1,438.2	1,590.4
	Total	$ 2,610.1	$ 2,928.1	$ 2,905.2	$ 3,168.0	$ 3,446.0
Registered Agent Counts[2,3]	Total	695	695	701	708	710

1 Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts. Prior periods have been restated to conform with current presentation.

Bankers Life is the marketing brand of various affiliated companies of CNO Financial Group including, Bankers Life and Casualty Company, Bankers Life Securities, Inc., and Bankers Life Advisory Services, Inc. Non-affiliated insurance products are offered through Bankers Life General Agency, Inc. (dba BL General Insurance Agency, Inc., AK, AL, CA, NV, PA). Agents who are financial advisors are registered with Bankers Life Securities, Inc.

Securities and variable annuity products and services are offered by Bankers Life Securities, Inc. Member FINRA/SIPC, (dba BL Securities, Inc., AL, GA, IA, IL, MI, NV, PA). Advisory products and services are offered by Bankers Life Advisory Services, Inc. SEC Registered Investment Adviser (dba BL Advisory Services, Inc., AL, GA, IA, MT, NV, PA). Home Office: 303 East Wacker Drive, 5th Floor, Chicago, IL 60601

2 Registered agents are dually licensed as insurance agents and financial representatives who can buy and sell securities for clients, and/or investment advisors who can provide ongoing investment advice for clients.

3 Representative counts represent the average of the last 3 months.

(dollars in millions)

CNO FINANCIAL GROUP

19

20 2024 1Q 2Q 3Q 4Q 1Q Allocated & Non Allocated Expenses 175.8$ 170.6$ 145.7$ 158.6$ 178.4$ Allocated & Non Allocated Expenses - YTD 175.8 346.4 492.1 650.7 178.4 Significant Items2 -$ -$ (21.7)$ -$ -$ Significant Items - YTD2 - - (21.7) (21.7) - Allocated & Non Allocated Expenses Excluding Significant Items 175.8$ 170.6$ 167.4$ 158.6$ 178.4$ Allocated & Non Allocated Expenses Excluding Significant Items- YTD 175.8 346.4 513.8 672.4 178.4 Policy Income and Net Investment Income Allocated to Products 861.2$ 866.4$ 867.5$ 868.2$ 873.7$ Policy Income and Net Investment Income Allocated to Products - YTD 861.2 1,727.6 2,595.1 3,463.3 873.7 Expense Ratio excluding Significant Items 20.4% 19.7% 19.3% 18.3% 20.4% Expense Ratio excluding Significant Items - YTD 20.4% 20.1% 19.8% 19.4% 20.4% Rolling Twelve Months Ratio 19.7% 19.6% 19.6% 19.4% 19.4% 2023 1 Expenses allocated to products plus not allocated to products, divided by the sum of insurance policy income and net investment income allocated to products. Results exclude significant items. 2 See page 29 for a reconciliation of the significant items. EXPENSE RATIO1 (dollars in millions)

21 NEW MONEY RATE WALK 4QNMR Yield Curve Spread Duration Direct Investment 1Q24 NMR 6.92% -0.25% -0.58% -0.15% 0.23% 6.17%

22 1Q24 General Account New Money Purchases NEW MONEY SUMMARY $ % GAAP YTM Duration Municipals 204.6 27.2% 5.64% 10.14 IG Corp AAA-A 131.6 17.5% 5.42% 5.26 CLO Debt 67.0 8.9% 5.74% 6.84 Residential Mortgage Loans 61.2 8.1% 6.52% 3.77 ABS 64.8 8.6% 6.83% 3.40 RMBS 56.8 7.6% 5.43% 13.39 Alternatives 54.2 7.2% 8.54% 4.93 IG Corp BBB 53.7 7.1% 6.36% 6.67 CMBS 21.5 2.9% 5.91% 2.44 HY Corp 20.8 2.8% 10.11% 1.58 CRE Loans 12.8 1.7% 5.91% 4.23 EM 2.5 0.3% 5.98% 12.33 Total 751.42 100% 6.17% 6.96 Municipals, 27.2% IG Corp AAA-A, 17.5% CLO Debt, 8.9% Residential Mortgages, 8.1% ABS, 8.6% RMBS, 7.6% Alternatives, 7.2% IG Corp BBB, 7.1% CMBS, 2.9% HY Corporates, 2.8% CRE Loans, 1.7% EM, 0.3% (dollars in millions)

23 Our CRE loan portfolio emphasizes lower risk sectors Our CRE loan portfolio is conservatively margined with cushion for adverse development We emphasize stabilized cash flowing properties DSCR Our CRE loan portfolio is not significantly exposed to 2024/2025 maturity default risk (dollars in millions) % o f T o ta l A U M LTV COMMERCIAL MORTGAGE LOANS Apartment, 38.1%, $449.4 Industrial, 26.2%, $308.7Mixed Use, 1.3%, $15.6 Office, 12.1%, $142.3 Other, 7.1%, $83.6 Retail, 15.2%, $178.6 34.8% 18.4% 22.3% 10.6% 7.8% 6.1% 0% 10% 20% 30% 40% <40% 40-50% 50-60% 60-70% 70-80% >80% Prop Type Avg LTV (%) Apartment 51.8 Industrial 43.5 Mixed Use 46.1 Office 60.0 Other 28.6 Retail 42.3 $37.6 $12.3 $53.1 $82.9 2024 2025 2026 2027 M a tu rit ie s ($ m m ) 46.3% 18.4% 23.1% 11.7% 0.5% 0.0% 0% 10% 20% 30% 40% 50% 60% >2.00x 1.70-2.00x 1.40-1.70x 1.15-1.40x 1.00-1.15x <1.00x One delinquent loan in the last 8 years

24 Source: NAIC Loss Scenario Our CMBS investments have significant structural cushion for collateral losses Our holdings have limited loss content in severe scenarios Change in CRE Values – NAIC Scenarios BearBull Estimated Life of Portfolio CNO Principal Loss Our CMBS allocation is tilted toward lower risk property types Our CMBS allocation is highly rated - 91% AAA/AA/A categories 73% of our CMBS investments are considered ‘no-loss’ in 2024 NAIC scenario testing Market consistent estimates of collateral losses range from lows of 4% to highs of 8%. 2024 Fed stress test CRE loss rate of 9%. % L o ss A b so rb in g S u b o rd in a tio n in S tr u ct u re (dollars in millions) COMMERCIAL MORTGAGE-BACKED SECURITIES AAA, $1,794 AA+, $71 AA, $43 AA-, $99 A+, $100 A, $101 A-, $60 BBB+, $47 BBB, $91 BBB-, $12 BB, $67 11% 17% 22% 50% <10 10-15 15-30 >30 CNO Index Multifamily Office Other Industrial Retail Hotel 6.6 8.2 9.2 13.0 18.6 22.2 26.0 32.5 10% 6% -1% -10% -19% -24% -29% -40%

LONG-TERM CARE INSURANCE

Highly differentiated inforce block; Prudently managed

New sales (~$40 million annually) focused on short duration products

- Recent growth due to launch of new LTC Fundamental product
- 99% of new sales for policies with 2 years or less in benefits
- Average benefit period of 12 months
- New business 25% reinsured since 2008

Reserve assumptions informed by historical experience

- No morbidity improvement
- No mortality improvement
- Minimal future rate increases

Favorable economic profile

- Total LTC is just 13.2% of overall CNO insurance liabilities
- Downside risk significantly reduced after 2018 reinsurance transaction
- Average maximum benefit at issuance is $163 per day for inforce block

Block highlights

- Less than 25% of policies have inflation benefits
- 2.3% of policies have lifetime benefits, the median benefit period is 1 year, and average non-lifetime benefit period is ~1.5 years
- Average attained age is 74.2 years

CNO FINANCIAL GROUP
25

26 Value of NOLs Details  Effective January 1, 2024, the Company changed its method of accounting for indirect costs allocable to self-constructed real estate assets. This method change will result in a current year deduction of certain costs previously capitalized under the prior method. As a result, the Company recognized a loss of $987 million in the first quarter of 2024 for tax reporting purposes. In 2024, the loss will offset 100% of non-life taxable income and 35% of life taxable income. Any remaining loss after 2024 can be carried forward indefinitely but will be limited each year to 80% of non- life taxable income and 35% of life taxable income pursuant to tax regulations.  Remaining non-life NOLs with expiration dates ranging from 2026 through 2035 are expected to be fully utilized and can offset 100% of non-life taxable income and 35% of life taxable income.  Total estimated economic value of tax assets related to our NOLs and tax strategy of approximately $213 million @ 10% discount rate ($1.94 on a per share basis). $311 (dollars in millions) $311 million / $2.83 per diluted share value of remaining NOLs Non-Life NOLs with Expiration Dates (2026-2035) $77 2024 Non-Life Tax Loss $234 TAX ASSET SUMMARY AS OF MARCH 31, 2024

27 Appendix 2: Financial Exhibits Non-GAAP Financial Measures Slides 28 - 43

28 Insurance product margin Annuity 63.6$ (12.9)$ (1) 50.7$ Health 146.4 (22.3) (1) 124.1 Life 64.6 1.3 (1) 65.9 Total insurance product margin 274.6 (33.9) 240.7 Allocated expenses (138.8) - (138.8) Income from insurance products 135.8 (33.9) 101.9 Fee income 17.8 - 17.8 Investment income not allocated to product lines 38.3 - 38.3 Expenses not allocated to product lines (19.8) - (19.8) Operating earnings before taxes 172.1 (33.9) 138.2 Income tax (expense) benefit on operating income (38.2) 7.5 (30.7) Net operating income (2) 133.9$ (26.4)$ 107.5$ Net operating income per diluted share (2) 1.18$ 0.23$ 0.95$ Three months ended December 31, 2023 Actual results Significant items Excluding significant items (dollars in millions, except per-share amounts) (1) Impacts arising from our comprehensive annual actuarial review. (2) A non-GAAP measure. See pages 32 and 34 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 4Q23 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 4Q23 SIGNIFICANT ITEMS

29 Insurance product margin Annuity 57.0$ -$ 57.0$ Health 123.2 - 123.2 Life 59.8 - 59.8 Total insurance product margin 240.0 - 240.0 Allocated expenses (153.2) - (153.2) Income from insurance products 86.8 - 86.8 Fee income (2.9) - (2.9) Investment income not allocated to product lines 38.4 - 38.4 Expenses not allocated to product lines 7.5 (21.7) (1) (14.2) Operating earnings before taxes 129.8 (21.7) 108.1 Income tax (expense) benefit on operating income (28.5) 4.8 (23.7) Net operating income (2) 101.3$ (16.9)$ 84.4$ Net operating income per diluted share (2) 0.88$ (0.14)$ 0.74$ Three months ended September 30, 2023 Actual results Significant items Excluding significant items (dollars in millions, except per-share amounts) (1) Comprised of $21.7 million of legal recoveries, net of expenses and increased legal accruals. (2) A non-GAAP measure. See pages 32 and 34 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 3Q23 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 3Q23 SIGNIFICANT ITEMS

30 Insurance product margin Annuity 50.8$ 3.2$ (1) 54.0$ Health 140.4 (18.3) (1) 122.1 Life 43.3 14.4 (1) 57.7 Total insurance product margin 234.5 (0.7) 233.8 Allocated expenses (149.1) - (149.1) Income from insurance products 85.4 (0.7) 84.7 Fee income 9.2 - 9.2 Investment income not allocated to product lines 25.2 - 25.2 Expenses not allocated to product lines (12.8) (12.8) Operating earnings before taxes 107.0 (0.7) 106.3 Income tax (expense) benefit on operating income (24.1) 0.2 (23.9) Net operating income (2) 82.9$ (0.5)$ 82.4$ Net operating income per diluted share (2) 0.71$ -$ 0.71$ Three months ended December 31, 2022 Actual results Significant items Excluding significant items (dollars in millions, except per-share amounts) (1) Impacts arising from our comprehensive annual actuarial review. (2) A non-GAAP measure. See pages 32 and 34 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 4Q22 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 4Q22 SIGNIFICANT ITEMS

31 Insurance product margin Annuity 60.1$ -$ 60.1$ Health 125.4 - 125.4 Life 70.2 - 70.2 Total insurance product margin 255.7 - 255.7 Allocated expenses (152.2) - (152.2) Income from insurance products 103.5 - 103.5 Fee income 3.2 - 3.2 Investment income not allocated to product lines 64.6 - 64.6 Expenses not allocated to product lines 2.9 (22.5) (1) (19.6) Operating earnings before taxes 174.2 (22.5) 151.7 Income tax (expense) benefit on operating income (39.1) 5.1 (34.0) Net operating income (2) 135.1$ (17.4)$ 117.7$ Net operating income per diluted share (2) 1.15$ (0.15)$ 1.00$ Three months ended June 30, 2022 Actual results Significant items Excluding significant items (dollars in millions, except per-share amounts) (1) Comprised of an experience refund of $22.5 million related to a reinsurance agreement. (2) A non-GAAP measure. See pages 32 and 34 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 2Q22 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 2Q22 SIGNIFICANT ITEMS

QUARTERLY EARNINGS

	1Q23	2Q23	3Q23	4Q23	1Q24
Insurance product margin					
Annuity	$ 57.3	$ 57.1	$ 57.0	$ 63.6	$ 52.0
Health	116.5	108.2	123.2	146.4	123.0
Life	47.4	57.9	59.8	64.6	54.6
Total insurance product margin	221.2	223.2	240.0	274.6	229.6
Allocated expenses	(157.5)	(149.5)	(153.2)	(138.8)	(161.6)
Income from insurance products	63.7	73.7	86.8	135.8	68.0
Fee income	15.5	0.6	(2.9)	17.8	11.3
Investment income not allocated to product lines	15.5	28.0	38.4	38.3	12.3
Expenses not allocated to product lines	(18.3)	(21.1)	7.5	(19.8)	(16.8)
Operating earnings before taxes	76.4	81.2	129.8	172.1	74.8
Income tax expense on operating income	(17.8)	(18.9)	(28.5)	(38.2)	(17.3)
Net operating income*	58.6	62.3	101.3	133.9	57.5
Net realized investment gains (losses) from sales, impairments and change in allowance for credit losses	(12.7)	(31.3)	(20.1)	1.4	(4.6)
Net change in market value of investments recognized in earnings	(1.9)	(4.0)	(9.2)	8.8	12.4
Changes in fair value of embedded derivative liabilities and market risk benefits	(65.1)	50.4	109.4	(124.6)	64.0
Fair value changes related to agent deferred compensation plan	-	-	6.8	(10.3)	-
Other	2.3	(0.2)	(1.1)	(1.3)	(0.4)
Non-operating income (loss) before taxes	(77.4)	14.9	85.8	(126.0)	71.4
Income tax (expense) benefit on non-operating income (loss)	18.0	(3.5)	(19.8)	28.4	(16.6)
Net non-operating income (loss)	(59.4)	11.4	66.0	(97.6)	54.8
Net income (loss)	$ (0.8)	$ 73.7	$ 167.3	$ 36.3	$ 112.3

(dollars in millions)

* Management believes that an analysis of Net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) loss related to reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) other non-operating items consisting primarily of earnings attributable to variable interest entities, net of taxes ("Net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. The income tax expense or benefit allocated to the items included in net non-operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non-operating earnings. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals. A reconciliation of Net operating income to Net income applicable to common stock is provided in the above table.

CNO FINANCIAL GROUP
32

33 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net change in market value of investments recognized in earnings, changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, changes in the valuation allowance for deferred tax assets and other tax items and other non-operating items consisting primarily of earnings attributable to variable interest entities (“net operating income,” a non- GAAP financial measure) is important to evaluate the financial performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company’s underlying fundamentals. INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

34 A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows: (dollars in millions, except per-share amounts) 1Q23 2Q23 3Q23 4Q23 1Q24 Net income (loss) applicable to common stock (0.8)$ 73.7$ 167.3$ 36.3$ 112.3$ Non-operating items: Net realized investment (gains) losses from sales and impairments 12.7 31.3 20.1 (1.4) 4.6 Net change in market value of investments recognized in earnings 1.9 4.0 9.2 (8.8) (12.4) Changes in fair value of embedded derivative liabilities and market risk benefits 65.1 (50.4) (109.4) 124.6 (64.0) Fair value changes related to the agent deferred compensation plan - - (6.8) 10.3 - Other (2.3) 0.2 1.1 1.3 0.4 Non-operating (income) loss before taxes 77.4 (14.9) (85.8) 126.0 (71.4) Income tax expense (benefit) on non-operating income (18.0) 3.5 19.8 (28.4) 16.6 Net non-operating (income) loss 59.4 (11.4) (66.0) 97.6 (54.8) Net operating income (a non-GAAP financial measure) 58.6$ 62.3$ 101.3$ 133.9$ 57.5$ Per diluted share: Net income (loss) (0.01)$ 0.64$ 1.46$ 0.32$ 1.01$ Net realized investment (gains) losses from sales and impairments (net of taxes) 0.09 0.21 0.14 (0.01) 0.03 Net change in market value of investments recognized in earnings (net of taxes) 0.01 0.02 0.06 (0.06) (0.08) Changes in fair value of embedded derivative liabilities and market risk benefits (net of taxes) 0.44 (0.33) (0.74) 0.85 (0.44) Fair value changes related to the agent deferred compensation plan (net of taxes) - - (0.05) 0.07 - Other (0.02) - 0.01 0.01 - Net operating income (a non-GAAP financial measure) 0.51$ 0.54$ 0.88$ 1.18$ 0.52$ INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

35 A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows: (dollars in millions, except per-share amounts, and shares in thousands) 1Q23 2Q23 3Q23 4Q23 1Q24 Operating income 58.6$ 62.3$ 101.3$ 133.9$ 57.5$ Weighted average shares outstanding for basic earnings per share 114,545 114,273 112,689 111,590 108,964 Effect of dilutive securities on weighted average shares: Stock options, restricted stock and performance units - 1,377 1,773 2,067 1,881 Weighted average shares outstanding for diluted earnings per share 114,545 115,650 114,462 113,657 110,845 Net operating income per diluted share 0.51$ 0.54$ 0.88$ 1.18$ 0.52$ (a) (a) Equivalent common shares of 2,182.5 were not included in the diluted weighted average shares outstanding due to the net loss recognized in 1Q23. INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

36 Book value per diluted share Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised, restricted stock and performance units were vested, and convertible securities were converted. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments. A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows: (dollars in millions, except share and per-share amounts) 1Q23 2Q23 3Q23 4Q23 1Q24 Total shareholders' equity 2,031.8$ 1,995.8$ 1,890.1$ 2,215.6$ 2,367.7$ Shares outstanding for the period 114,905,172 113,673,882 112,163,169 109,357,540 108,568,594 Book value per share 17.68$ 17.56$ 16.85$ 20.26$ 21.81$ Total shareholders' equity 2,031.8$ 1,995.8$ 1,890.1$ 2,215.6$ 2,367.7$ Accumulated other comprehensive loss (1,664.4) (1,733.5) (1,956.7) (1,576.8) (1,480.3) Adjusted shareholders' equity excluding AOCI 3,696.2$ 3,729.3$ 3,846.8$ 3,792.4$ 3,848.0$ Shares outstanding for the period 114,905,172 113,673,882 112,163,169 109,357,540 108,568,594 Dilutive common stock equivalents related to: Stock options, restricted stock and performance units 1,270,836 1,629,412 1,811,501 2,392,716 1,467,901 Diluted shares outstanding 116,176,008 115,303,294 113,974,670 111,750,256 110,036,495 Book value per diluted share (a non-GAAP measure) 31.82$ 32.34$ 33.75$ 33.94$ 34.97$ INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

37 Operating return measures Management believes that an analysis of net income applicable to common stock before net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net change in market value of investments recognized in earnings, changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities, fair value changes related to the agent deferred compensation plan, changes in the valuation allowance for deferred tax assets and other tax items, loss on extinguishment of debt and other non-operating items consisting primarily of earnings attributable to variable interest entities (“net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company’s underlying fundamentals. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation. INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

38 The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant item, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non- GAAP financial measure); and (iii) return on equity are as follows: (dollars in millions) (Continued on next page) 1Q23 2Q23 3Q23 4Q23 1Q24 Operating income 354.5$ 281.7$ 305.1$ 356.1$ 355.0$ Operating income, excluding significant items 336.6$ 281.2$ 287.7$ 312.8$ 311.7$ Net income 446.4$ 286.8$ 278.2$ 276.5$ 389.6$ Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,434.8$ 3,519.3$ 3,582.8$ 3,631.5$ 3,650.0$ Average common shareholders' equity 2,046.3$ 1,931.5$ 1,918.3$ 1,977.5$ 2,075.3$ Operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 10.3% 8.0% 8.5% 9.8% 9.7% Operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 9.8% 8.0% 8.0% 8.6% 8.5% Return on equity 21.8% 14.8% 14.5% 14.0% 18.8% Twelve Months Ended INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

39 The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income (loss): (dollars in millions) (a) The significant items have been discussed in either the current or prior press releases. (Continued on next page) Net operating income Significant items (a) Net operating income, excluding significant items Net operating income, excluding significant items - trailing four quarters Net income (loss) Net income - trailing four quarters 2Q22 135.1$ (17.4)$ 117.7$ 292.6$ 233.3$ 520.1$ 3Q22 77.9 - 77.9 260.1 175.9 592.6 4Q22 82.9 (0.5) 82.4 342.5 38.0 630.6 1Q23 58.6 - 58.6 336.6 (0.8) 446.4 2Q23 62.3 - 62.3 281.2 73.7 286.8 3Q23 101.3 (16.9) 84.4 287.7 167.3 278.2 4Q23 133.9 (26.4) 107.5 312.8 36.3 276.5 1Q24 57.5 - 57.5 311.7 112.3 389.6 INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

40 The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant item, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non- GAAP financial measure); and (iii) return on equity are as follows: (dollars in millions) (Continued on next page) 1Q23 2Q23 3Q23 4Q23 1Q24 Pre-tax operating earnings (a non-GAAP financial measure) 458.6$ 365.6$ 394.4$ 459.5$ 457.9$ Income tax expense (104.1) (83.9) (89.3) (103.4) (102.9) Operating return 354.5 281.7 305.1 356.1 355.0 Non-operating items: Net realized investment losses from sales and impairments (67.7) (71.9) (91.3) (62.7) (54.6) Net change in market value of investments recognized in earnings (49.6) (31.9) (24.1) (6.3) 8.0 Changes in fair value of embedded derivative liabilities and market risk benefits 209.7 99.5 78.3 (29.9) 99.2 Fair value changes and amendment related to the agent deferred compensation plan 26.2 12.2 7.0 (3.5) (3.5) Other (2.0) (2.0) (5.1) (0.3) (3.0) Non-operating income (loss) before taxes 116.6 5.9 (35.2) (102.7) 46.1 Income tax (expense) benefit on non-operating income (loss) (24.7) (0.8) 8.3 23.1 (11.5) Net non-operating income (loss) 91.9 5.1 (26.9) (79.6) 34.6 Net income 446.4$ 286.8$ 278.2$ 276.5$ 389.6$ Twelve Months Ended INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

41 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) 1Q22 2Q22 3Q22 4Q22 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,141.7$ 3,329.0$ 3,510.3$ 3,557.1$ Net operating loss carryforwards 238.2 214.7 190.9 169.0 Accumulated other comprehensive loss (561.5) (1,415.8) (1,837.8) (1,957.3) Common shareholders' equity 2,818.4$ 2,127.9$ 1,863.4$ 1,768.8$ 1Q23 2Q23 3Q23 4Q23 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,543.8$ 3,603.0$ 3,744.2$ 3,712.8$ Net operating loss carryforwards 152.4 126.3 102.6 79.6 Accumulated other comprehensive loss (1,664.4) (1,733.5) (1,956.7) (1,576.8) Common shareholders' equity 2,031.8$ 1,995.8$ 1,890.1$ 2,215.6$ 1Q24 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,536.8$ Net operating loss carryforwards 311.2 Accumulated other comprehensive loss (1,480.3) Common shareholders' equity 2,367.7$ INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

42 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) 1Q23 2Q23 3Q23 4Q23 1Q24 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,434.8$ 3,519.3$ 3,582.8$ 3,631.5$ 3,650.0$ Net operating loss carryforwards 192.5 170.7 148.6 126.4 135.1 Accumulated other comprehensive loss (1,581.0) (1,758.5) (1,813.1) (1,780.4) (1,709.8) Common shareholders' equity 2,046.3$ 1,931.5$ 1,918.3$ 1,977.5$ 2,075.3$ Trailing Four Quarter Average INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

43 Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows: (dollars in millions) 2021 2022 2023 1Q24 Corporate notes payable 1,137.3$ 1,138.8$ 1,140.5$ 1,141.0$ Total shareholders' equity 3,684.7 1,768.8 2,215.6 2,367.7 Total capital 4,822.0$ 2,907.6$ 3,356.1$ 3,508.7$ Corporate debt to capital 23.6% 39.2% 34.0% 32.5% Corporate notes payable 1,137.3$ 1,138.8$ 1,140.5$ 1,141.0$ Total shareholders' equity 3,684.7 1,768.8 2,215.6 2,367.7 Less accumulated other comprehensive (income) loss (373.7) 1,957.3 1,576.8 1,480.3 Total capital 4,448.3$ 4,864.9$ 4,932.9$ 4,989.0$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 25.6% 23.4% 23.1% 22.9% INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES